DXP ENTERPRISES, INC.

7272 Pinemont

Houston, Texas 77040

713/996-4700

June 20, 2005

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of DXP Enterprises, Inc. to be held at 9:00 a.m., Central Daylight Time, on Friday, July 15, 2005, at our offices, 7272 Pinemont, Houston, Texas 77040.

This year you will be asked to consider a proposal concerning the election of directors and a proposal concerning the 2005 Restricted Stock Plan. These matters are explained more fully in the attached proxy statement, which you are encouraged to read.

The Board of Directors recommends that you approve the proposals and urges you to return your signed proxy card at your earliest convenience, whether or not you plan to attend the annual meeting.

Thank you for your cooperation.

Sincerely,

David R. Little

Chairman of the Board,

President and Chief Executive Officer

DXP ENTERPRISES, INC.

7272 Pinemont

Houston, Texas 77040

Notice of Annual Meeting of Shareholders to be Held July 15, 2005

The Annual Meeting of the Shareholders of DXP Enterprises, Inc., a Texas corporation, will be held on Friday, July 15, 2005, at 9:00 a.m., Central Daylight Time, at the DXP Enterprises, Inc. offices at 7272 Pinemont, Houston, Texas 77040, for the following purposes:

(1) To elect four directors to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

(2) To consider and act upon a proposal to approve the 2005 Restricted Stock Plan; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The holders of record of Common Stock, Series A Preferred Stock and Series B Preferred Stock at the close of business on May 25, 2005, will be entitled to vote at the meeting.

By Order of the Board of Directors,

Mac McConnell, Secretary

June 20, 2005

DXP ENTERPRISES, INC.

Proxy Statement

For Annual Meeting of Shareholders

to be Held July 15, 2005

This Proxy Statement is furnished to the shareholders of DXP Enterprises, Inc., 7272 Pinemont, Houston, Texas 77040 (Tel. No. 713/996-4700), in connection with the solicitation by the Board of Directors of DXP (the "Board") of proxies to be used at the annual meeting of shareholders to be held on Friday, July 15, 2005, at 9:00 a.m., Central Daylight Time, at the DXP offices, 7272 Pinemont, Houston, Texas 77040, or any adjournment thereof.

Proxies in the form enclosed, properly executed by shareholders and received in time for the meeting, will be voted as specified therein. If a shareholder does not specify otherwise, the shares represented by his or her proxy will be voted for the director nominees listed therein. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the proxy may be revoked at any time before it is exercised by written notice delivered to the Corporate Secretary at 7272 Pinemont, Houston, TX 77040 at or prior to the meeting. This Proxy Statement and accompanying form of proxy are to be mailed on or about June 20, 2005, to shareholders of record on May 25, 2005 (the "Record Date").

At the close of business on the Record Date, there were outstanding and entitled to vote 4,196,113 shares of Common Stock, 1,122 shares of Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), and 15,000 shares of Series B Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock"), and only the holders of record on such date are entitled to vote at the meeting.

The holders of record of Common Stock on the Record Date will be entitled to one vote per share on each matter presented to such holders at the meeting. The holders of record of Series A Preferred Stock and Series B Preferred Stock on the Record Date will be entitled to one-tenth of one vote per share on each matter presented to such holders at the meeting voting together with the holders of Common Stock as a single class. The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock is necessary to constitute a quorum for the transaction of business at the meeting.

Shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a class, held by shareholders present in person or represented by proxy, including shares held by shareholders that abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present at the meeting.

If a broker does not have discretionary voting authority to vote shares for which it is the holder of record with respect to a particular matter at the meeting, the broker cannot vote the shares, although they will be counted in determining whether a quorum is present. Accordingly, these broker non-votes and abstentions would not be treated as a vote for or against a matter that requires the affirmative vote of a certain percentage of the votes cast on that matter (such as the election of directors).

The affirmative vote of the holders of shares representing a plurality of the votes cast by the holders of our Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a class and entitled to vote at the meeting is required for the election of directors. The affirmative vote of the holders of shares representing at least a majority of the votes cast by the holders of our Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together as a class and entitled to vote at the meeting is required for the approval of our 2005 Restricted Stock Plan and other matters to be voted upon at the meeting.

MATTERS TO COME BEFORE THE MEETING

Proposal 1: Election of Directors

At the meeting, four directors are to be elected for a one-year term expiring at the 2006 Annual Meeting of Shareholders.

The holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, are entitled to elect the four nominees for election to the Board. All directors hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

It is the intention of the persons named in the proxies for the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. Management does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board. In accordance with DXP's by-laws and Texas law, a shareholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, present in person or by proxy at the meeting and entitled to vote on the election of directors, will be elected directors.

The persons listed below have been nominated for election to fill the four director positions to be elected by the holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class.

NOMINEE	AGE	POSITION	SINCE
David R. Little	53
Chairman of the Board, President and Chief Executive Officer
			1996
Cletus Davis	75	Director	1996
Kenneth H. Miller	66	Director	1996
Timothy P. Halter	39	Director	2001

Information Regarding Nominees and Directors

Background of Nominees for Director

David R. Little. Mr. Little has served as Chairman of the Board, President and Chief Executive Officer of DXP since its organization in 1996 and also has held these positions with SEPCO Industries, Inc., a wholly owned subsidiary of the Company ("SEPCO"), since he acquired a controlling interest in SEPCO in 1986. Mr. Little has been employed by SEPCO since 1975 in various capacities, including Staff Accountant, Controller, Vice President/Finance and President.

Cletus Davis. Mr. Davis has served as a Director of DXP since 1996. Mr. Davis is an attorney practicing in the areas of commercial real estate, banking, corporate, estate planning and general litigation and is also a trained mediator. From May 1988 to February 1992, Mr. Davis was a member of the law firm of Wood, Lucksinger & Epstein. Since March 1992, Mr. Davis has practiced law with the law firm of Cletus Davis, P.C.

Kenneth H. Miller. Mr. Miller has served as a Director of DXP since 1996. Mr. Miller also served as a Director of SEPCO from April 1989 to 1996. Mr. Miller is a Certified Public Accountant and has been a solo practitioner since 1983

Timothy P. Halter. Mr. Halter has served as a Director of DXP since July 2001. Mr. Halter is the President of Halter Financial Group, Inc., a position he has held since 1995. Halter Financial Group is a Dallas, Texas based consulting firm specializing in the areas of mergers, acquisitions and corporate finance. During 2001, 2002, and 2003, Mr. Halter was also a Registered Representative with Founder's Equity Securities, Inc., a NASD member firm. In 2003, Mr. Halter terminated his relationship with Founders' Equity Securities, Inc. From February 2004, through June 23, 2004 Mr. Halter served as President of Boulder Acquisition Corp., a public company which was listed on the over the counter bulletin board and was not conducting business operations. Mr. Halter is no longer affiliated with Boulder Acquisition Corp. During February 2004, and May 2005, Mr. Halter became the sole officer and director of Donar Enterprises, Inc. and TS Electronics Inc., respectively. Each of these two companies is public, listed on the over the counter bulletin board and is not currently conducting business operations.

Corporate Governance and Other Board Matters

DXP is committed to having sound corporate governance principles. Having such principles is essential to running DXP's business efficiently and maintaining DXP's integrity in the marketplace.

Code of Ethics

DXP has adopted a code of business conduct and ethics for directors, officers (including DXP's principal executive officer, principal financial officer and controller) and employees, known as the Business Ethics Policy. The Business Ethics Policy is available on DXP's website at http://www.DXPE.com. DXP intends to post amendments to or waivers, if any, from its Business Ethics Policy (to the extent applicable to DXP's principal executive officer, principal financial officer or controller, or persons performing similar functions) at the same location on the DXP website.

Board Independence

The Board has determined that each of the current directors standing for re-election, except the Chairman of the Board and Chief Executive Officer, has no material relationship with DXP (either directly or as a partner, shareholder or officer of an organization that has a relationship with DXP) and is "independent" within the requirements of the NASDAQ listing standards. Furthermore, the Board has determined that each of the members of each of the committees has no material relationship with DXP (either directly or as a partner, shareholder or officer of an organization that has a relationship with DXP) and is "independent" within the requirements of the NASDAQ listing standards.

Board Structure and Committee Composition

The Board has established an Audit Committee, a Nominating and Governance Committee and a Compensation Committee. During the fiscal year ended December 31, 2004, the Board of Directors met four times, the Compensation Committee met four times, the Nominating and Governance Committee met one time, and the Audit Committee met four times. Each director attended all of the meetings of the Board of Directors and committees of which he is a member. DXP does not have a policy regarding director attendance at annual meetings of DXP shareholders. One director attended the last meeting of shareholders.

Messrs. Davis, Miller and Halter are the members of the Audit Committee, Compensation Committee and Nominating and Governance Committee.

Audit Committee

DXP has a separately-designated standing Audit Committee, which assists the Board in fulfilling its responsibilities for general oversight of the integrity of DXP's financial statements, DXP's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, and the performance of DXP's independent auditors. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter; appoints, evaluates and determines the compensation of DXP's independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews DXP's disclosure controls and procedures, internal controls, internal audit function, and corporate policies with respect to financial information; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on DXP's financial statements. The Audit Committee works closely with management as well as DXP's independent auditors. The Audit Committee has the further responsibility of overseeing DXP's Business Ethics Policy. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from DXP for outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The Board has determined that Audit Committee member Kenneth H. Miller is an audit committee financial expert as defined by Item 401(h) of Regulation S-K, as adopted by the Securities and Exchange Commission and is independent within the meaning of the NASDAQ listing standards. The report of the Audit Committee is included herein on page 20. The charter of the Audit Committee is available on DXP's website at http://www.DXPE.com.

Compensation Committee

The Compensation Committee discharges the Board's responsibilities relating to compensation of DXP's executive officers and directors; produces an annual report on executive compensation for inclusion in DXP's proxy statement; provides general oversight of equity compensation plans; and retains and approves the terms of the retention of any compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include: reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving employment agreements for executive officers; approving and amending DXP's incentive compensation for executive officers and stock compensation programs (subject to shareholder approval if required); recommending to the Board director compensation; monitoring director and executive stock ownership; and annually evaluating its charter. The report of the Compensation Committee is included herein beginning on page 14.

The charter for the Compensation Committee is available on DXP's website at http://www.DXPE.com.

Nominating and Governance Committee

The Nominating and Governance Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board's duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include: annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; coordinating and assisting management and the Board in recruiting new members to the Board; annually, and together with the Chairman of the Compensation Committee, evaluating the performance of the Chairman of the Board and Chief Executive Officer and presenting the results of the review to the Board and to the Chairman and Chief Executive Officer; reviewing and recommending proposed changes to DXP's charter or bylaws and Board committee charters; recommending Board committee assignments; reviewing governance-related shareholder proposals and recommending Board responses; and conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members.

The charter for the Nominating and Governance Committee is available on DXP's website at http://www.DXPE.com.

Consideration of Shareholder Nominations

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under "Director Qualifications." Any shareholder nominations proposed for consideration by the Nominating Committee in accordance with DXP's Bylaws and the Nominating and Governance Committee Charter should include the nominee's name and qualifications for board membership and should be addressed to:

Corporate Secretary

DXP Enterprises, Inc.

7272 Pinemont

Houston, TX 77040

Director Qualifications

Members of the Board should have the highest professional and personal ethics and values, consistent with longstanding DXP values and standards. They should have broad experience at the policy-making level in business, government, education or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee will utilize a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current board members, professional search firms, shareholders, or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. The Nominating and Governance Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting prior to the issuance of the proxy statement for DXP's annual meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee will review materials provided in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Nominating and Governance Committee will seek to achieve a balance of knowledge, experience and capability on the Board.

Executive Sessions

Executive sessions of non-management directors are held at least two times a year. The sessions are scheduled and chaired by the Chair of the Audit Committee. Any non-management director can request that an additional executive session be scheduled.

Communications with the Board

Securityholders may communicate with the Board by submitting an e-mail to the attention of the Board of Directors at hr@dxpe.com or by mailing correspondence to the Board of Directors c/o Human Resources, 7272 Pinemont, Houston, Texas 77040. All such correspondence will be forwarded to the Board. Communications that are intended specifically for non-management directors should be sent to the attention of the Audit Committee. All such correspondence will be forwarded to the Chairman of the Audit Committee.

Proposal 2. Approval of 2005 Restricted Stock Plan

The Compensation Committee (the "Committee"), pursuant to authority granted to it by the Board of Directors, adopted the 2005 Restricted Stock Plan (the "Plan") on April 27, 2005, subject to approval of the Plan by DXP's shareholders. If the Plan is approved by the DXP shareholders, the Plan will become effective as of July 15, 2005. In addition, the Board of Directors approved, subject to and effective upon the approval of the Plan by the DXP shareholders, the termination of any future grants under all existing equity plans of DXP (the "Prior Plans"). We are asking you to approve the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

A summary of the material features of the Plan is set forth below. This summary is not a complete statement of the Plan and is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this proxy statement.

Purpose of the Plan

Currently, the Committee can authorize grants of stock options under DXP's 1999 Employee Stock Option Plan (the "1999 Plan") and the 1999 Non-Employee Director Stock Option Plan (the "1999 Director Plan"). In addition, the Committee can authorize grants of stock options, restricted stock and performance shares under DXP's Long Term Incentive Plan (the "LTIP", and, collectively with the 1999 Plan and the 1999 Director Plan, the "Prior Plans"). As of May 25, 2005, DXP had a total number of shares underlying outstanding options and had a total number of shares remaining for grant under the Prior Plans as set forth in the following table:

Plan Name	Total Number of Shares Underlying Outstanding Options	Total Number of Shares Remaining Available for Issuance
1999 Plan	442,557	401,443
1999 Director Plan	81,000	67,000
LTIP	264,010	65,990
Total as of May 25, 2005	787,567	534,433

Subject to and effective upon the approval of the Plan by the DXP shareholders, no future grants of awards will be made under the Prior Plans.

The Plan provides the Committee with the ability to grant restricted stock awards as well as other awards, such as restricted stock units, performance units, performance shares or other stock-based awards. The Plan will broaden the array of equity alternatives available to the Committee when designing compensation incentives. In addition, awards under the Plan, including awards paid to executive officers subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (i.e., covered employees), may satisfy the requirements of Section 162(m) to permit the deduction by DXP of the associated expenses for Federal income tax purposes. The Committee believes that incentive awards of the type permitted by the Plan provide important medium and long-term incentives for Plan participants to help DXP achieve the objectives of its strategic business plan. The Committee also believes that long-term incentives consistent with those available to other leading employers are required for DXP to compete for, motivate and retain high-quality directors, employees and third-party service providers.

The purpose of the Plan is to provide a means by which employees, directors and third party service providers develop a sense of proprietorship and personal involvement in the development and financial success of DXP, and to encourage them to devote their best efforts to the business of DXP, thereby advancing the interests of DXP and its shareholders. Other purposes of the Plan are to provide a means by which DXP may attract able persons to become employees or serve as directors or third party service providers of DXP and to provide a means by which those persons responsible for the successful administration and management of DXP can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of DXP.

Plan and Participant Share Limits

If the Plan is approved by the DXP shareholders, the Plan will become effective as of July 15, 2005 and will terminate ten years later unless sooner terminated. The maximum number of shares of Common Stock authorized for issuance and issuable under the Plan is three hundred thousand (300,000) shares. Any shares that have been issued and are outstanding or are subject to options granted under the Prior Plans will continue to be governed by the terms of those plans.

Shares are counted against the authorization only to the extent they are actually issued. Thus, shares that terminate by expiration, forfeiture, cancellation or otherwise, that are settled for cash in lieu of shares, or that are exchanged for awards not involving shares shall again be available for grants and awards under the Plan. The maximum number of shares shall not be reduced to reflect dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted Common Stock, restricted stock units, performance shares, or other stock-based awards.

The Plan also imposes annual per-participant award limits. The maximum number of shares of Common Stock for which restricted stock or restricted stock unit awards may be granted to any person in any calendar year is twenty thousand (20,000) plus any unused limit for restricted stock or restricted stock units as of the close of the prior Plan year. The maximum number of shares of Common Stock subject to performance shares or performance unit awards that may be granted to any person in any calendar year is the value of twenty thousand (20,000) shares determined as of the date of vesting or payout, as applicable, plus any unused limit for performance units or performance shares as of the close of the prior Plan year. The maximum aggregate grant to any person in any calendar year of other stock-based awards is the value of twenty thousand (20,000) shares or twenty thousand (20,000) shares, plus any unused limit for stock-based awards as of the close of the prior Plan year.

The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Committee to reflect stock dividends, stock splits, reverse stock splits and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends. The Committee may also make adjustments to reflect unusual or nonrecurring events to the extent such adjustments would be appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Administration

The Committee is responsible for administering the Plan and has the discretionary power to interpret the terms and intent of the Plan and any Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments and guidelines. Determinations of the Committee made under the Plan are final and binding. The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents or advisors. The Committee may also delegate to one or more DXP officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) and third party service providers to be recipients of awards.

Eligibility

The following persons are eligible to participate in the Plan:

employees of DXP or any of its affiliates or subsidiaries;

directors of DXP; and

subject to certain limitations, any consultant, agent, advisor or independent contractor who renders service to DXP or any of its subsidiaries or affiliates.

Subject to the provisions of the Plan, the Committee may select from the eligible participants those to whom awards shall be granted and shall determine in its sole discretion the nature, terms and amount of each award. There are currently approximately 460 employees and three nonemployee directors eligible for awards under the Plan. At this time DXP is unable to estimate the number of third party service providers eligible for awards under the Plan.

Restricted Stock and Restricted Stock Units

The Committee may award restricted Common Stock and restricted stock units. Restricted stock awards consist of shares of Common Stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock unit awards result in the transfer of shares of Common Stock to the participant only after specified conditions are satisfied. A holder of restricted Common Stock is treated as a current shareholder and is entitled to dividend and voting rights, whereas the holder of a restricted stock unit award is treated as a shareholder with respect to the award only when the shares of Common Stock are delivered in the future. The Committee will determine the restrictions and conditions applicable to each award of restricted Common Stock or restricted stock units.

Performance Unit and Performance Share Awards

Performance unit and performance share awards may be granted under the Plan. Performance unit awards will have an initial value that is determined by the Committee on the date of grant. Performance shares will have an initial value that is based on the fair market value of the Common Stock on the date of grant. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance unit and performance share awards that are intended to constitute "qualified performance-based compensation" will be based upon one or more of the following "Performance Measures" specified in the Plan:

  Net earnings or net income (before or after taxes);

  Earnings per share;
  Net sales growth;
  Net operating profit;
  Return measures (including, but not limited to, return on assets, capital, equity, or sales);
  Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
  Earnings before or after taxes, interest, depreciation, and/or amortization;
  Gross or operating margins;
  Productivity ratios;
  Share price (including, but not limited to, growth measures and total shareholder return);
  Expense targets;
  Margins;
  Operating efficiency;
  Market share; and
  Customer satisfaction.

The Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject:

  asset write-downs;

  litigation or claim judgments or settlements;

  the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results;

  any reorganization and restructuring programs;

  extraordinary nonrecurring items as described in APB Opinion No. 30 and/or in management's discussion of financial condition and results of operations appearing in DXP's annual report to shareholders for the applicable year;

  acquisitions or divestitures; and

  foreign exchange gains and losses.

Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Committee has the discretion to adjust these awards downward. In addition, the Committee has the discretion to make awards that do not qualify as performance-based compensation and base vesting on measures other than the "Performance Measures" listed above.

Awards may be paid in the form of cash, shares of common stock, or in any combination, as determined by the Committee.

Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than restricted stock, restricted stock units, performance shares or performance share units. The terms and conditions of each other stock-based award shall be determined by the Committee. Payment under other stock-based awards will be made in Common Stock or cash, as determined by the Committee.

Termination of Employment

The Committee will determine how each award will be treated following termination of the holder's employment with or service for DXP, including the extent to which unvested portions of the award will be forfeited.

Additional Provisions

Except as the Committee otherwise expressly determines, no awards may be transferred other than by will or by the laws of descent and distribution. If provided in the award agreement, a participant's right to an award may be subject to the participant agreeing to not compete with DXP or any of its subsidiaries, and to not solicit DXP's business or employees following the participant's termination of employment. In addition, participants may be subject to nondisclosure and nondisparagement requirements. A breach of these restrictions may result in cancellation of awards or the recovery by DXP of gain realized under an award.

Treatment of Awards Upon a Change of Control and Related Transactions

Unless an Award Agreement provides otherwise, if there is a change of control of DXP (as defined by the Plan), all equity awards shall fully vest and performance-based awards shall be considered fully earned. Unless an Award Agreement provides otherwise, performance awards denominated in shares or cash shall be paid in either shares or cash within thirty (30) days after a change of control, provided that the Committee has the authority to pay such awards in shares or cash and to the extent permitted under Section 409A of the Code.

Amendment of Awards or Plan and Adjustment of Awards

The Committee may at any time alter, amend, modify, suspend, or terminate the Plan or any outstanding award in whole or in part. No amendment of the Plan will be made without shareholder approval if shareholder approval is required by applicable law, regulations or securities exchange rule. No amendment may materially adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the Plan.

DXP may grant awards under terms differing from those provided for in the Plan when such awards are granted in substitution for awards held by employees of other corporations who become employees of DXP as the result of a merger, consolidation, or other transaction. The share limits applicable generally to awards under the Plan will not apply to awards described in the preceding sentence, including awards assumed in such a transaction.

Withholding

DXP has the right to withhold, or require a participant to remit to DXP, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. The Committee may require or permit participants to satisfy all or a portion of the minimum statutory withholding requirement by having shares withheld from the award.

Awards for Non-U.S. Employees

To comply with the laws in other countries in which DXP or its subsidiaries operate or may operate or have employees, directors, or third-party service providers, the Committee may establish subplans under the Plan and modify the terms of awards made to such employees and directors.

New Plan Benefits

The future benefits or amounts that will be received under the Plan by executive officers, non-executive directors, and non-executive employees are discretionary, except that the Plan provides that on each July 1 during the term of the Plan, each non-employee director of DXP will be granted 3,000 shares of restricted stock. The restrictions on such shares will lapse on June 30 of the year following the grant. If a non-employee director ceases to be a director of DXP prior to June 30 in the year following the grant, the restricted shares shall be immediately forfeited, except that in the case of death, disability or retirement the restrictions on such shares shall immediately lapse.

The following table sets forth information relating to the benefits and amounts that would be received by or allocated to the executive officers named in the Summary Compensation Table and directors under the Plan, to the extent that such benefits or amounts are determinable as of the date of this proxy statement:
NEW PLAN BENEFITS DXP Enterprises, Inc. 2005 Restricted Stock Plan (1)
Name and Position	Dollar Value ($)	Number of Units

		Shares of Restricted Stock	Other Shares, Units and Awards
David R. Little, Chairman of the Board, President, Chief Executive Officer and Director	─	─	─
Mac McConnell, Senior Vice President/Finance, Chief Financial Officer and Secretary	─	─	─
J. Michael Wappler, Senior Vice President/Sales and Marketing	─	─	─
David C. Vinson, Senior Vice President/Operations	─	─	─
Executive Group	─	─	─
Non-Executive Director Group	n/a (2)	9,000	─
Non-Executive Officer Employee Group	─	─	─

(1) No awards have been made pursuant to the Plan because the Plan remains subject to shareholder approval. Upon approval of the Plan by the shareholders of DXP, the awards described in this table will be granted as described above. Additional amounts ultimately allocated under the Plan are not determinable at this time. Likewise, it is not possible to provide information about specific additional grants of awards that may be made under the Plan.

(2) The dollar value of an award granted under the Plan will be equal to the Fair Market Value, as that term is defined in the Plan, of the DXP's Common Stock on the date of such award. As such, the dollar amount of any such award is not currently determinable. If the awards had been granted on July 1, 2004, the value of the restricted stock awards would have been $13,590 for each non-employee director. The closing price of DXP's Common Stock on May 25, 2005, was $8.21.

Federal Tax Effects

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of awards pursuant to the Plan under the law as in effect on the date of this proxy statement. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary does not purport to cover all federal employment tax or other federal tax consequences associated with the Plan, nor does it address state, local, or non-U.S. taxes.

Restricted Stock Units, Performance Grants, and Stock Awards. A participant generally is not required to recognize income on the grant of a restricted stock unit, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized upon the issuance of shares and/or the payment of cash pursuant to the terms of the award. In general, the amount of ordinary income required to be recognized is the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

Restricted Common Stock. Unless a participant who receives an award of restricted Common Stock makes an election under Section 83(b) of the Code as described below, the participant generally is not required to recognize ordinary income on the award of restricted Common Stock. Instead, on the date the shares vest (i.e., become transferable and no longer subject to forfeiture), the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on such date over the amount, if any, paid for such shares. If the Committee in its sole discretion permits a participant to make a Section 83(b) election, the participant will recognize ordinary income on the date the shares are awarded. The amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the shares vest.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Deductibility by DXP. In general, in the case of restricted Common Stock, restricted stock units, performance grants, and stock awards, DXP will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant.

Performance Based Compensation. In general, under Section l62(m) of the Code, remuneration paid by a public corporation to its chief executive officer or any of its other top four named executive officers, ranked by pay, is not deductible to the extent it exceeds $1,000,000 for any year. Taxable payments or benefits under the Plan may be subject to this deduction limit. However, under Section l62(m), qualifying performance-based compensation, including income performance-based awards that are made under shareholder approved plans and that meet certain other requirements, is exempt from the deduction limitation. The Plan has been designed so that the Committee in its discretion may grant qualifying exempt performance-based awards under the Plan.

Parachute Payments. Under the so-called "golden parachute" provisions of the Code, the accelerated vesting of stock options and benefits paid under other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.

Withholding. Awards under the Plan may be subject to tax withholding. Where an award results in income subject to withholding, DXP may require the participant to remit the withholding amount to DXP or, if the Committee requires or approves, participants must or may satisfy their tax withholding obligation by causing shares of Common Stock to be withheld.

Reasons for Authorization and Vote Required

The Plan is being submitted to the shareholders for approval, and it will not become effective until it is approved by DXP's shareholders. The Board of Directors recommends a vote "FOR" the approval of the 2005 Plan. Approval of the proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting. If you do not vote against or abstain from voting on the proposal, your proxy will be voted "FOR" approval of the proposal. Abstentions will be counted as shares entitled to vote on the proposal and will have the same effect as a vote "AGAINST" the proposal. A broker non-vote will be counted for purposes of establishing a quorum, but will not be treated as a share entitled to vote on the proposal. This will have the effect of reducing the absolute number of shares necessary to approve the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 20, 2005, with respect to (i) persons known to DXP to be beneficial holders of five percent or more of either the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock, (ii) named executive officers and directors of DXP and (iii) all executive officers and directors of DXP as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power, as applicable, over the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock listed below.
	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (2)
NAME & ADDRESS OF BENEFICIAL OWNER (1)	COMMON STOCK	%	SERIES A PREFERRED STOCK	%	SERIES B PREFERRED STOCK	%
David C. Vinson (3)	2,072,680	44.8%			15,000	100.0%
David R. Little (4)	1,393,483	26.4%
J. Michael Wappler (5)	145,825	3.4%
Mac McConnell (6)	214,465	4.9%
Timothy P. Halter, Director (7)	99,431	2.4%
Kenneth H. Miller, Director (8)	10,250	0.2%
Cletus Davis, Director (9)	46,600	1.1%
All executive officers, directors and nominees as a group (7 persons) (10)	3,982,734	66.2%			15,000	100.0%
Donald E. Tefertiller			374	33.3%
Norman O. Schenk			374	33.3%
Charles E. Jacob			187	16.7%
Ernest E. Herbert			187	16.7%

  Each beneficial owner's percentage ownership is determined by assuming that options, warrants and other convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days of May 20, 2005 have been exercised or converted. The business address for all listed beneficial owners is 7272 Pinemont, Houston, Texas, 77040, unless otherwise noted.

  Unless otherwise noted, DXP believes that all persons named in the above table have sole voting and investment power with respect to all shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock beneficially owned by them.

  Includes 1,632,177 shares of Common Stock and 15,000 shares of Series B Preferred Stock owned by the Kacey Joyce, Andrea Rae and Nicholas David Little 1988 Trusts (the "Trusts") for which Mr. Vinson serves as trustee. Because of this relationship, Mr. Vinson may be deemed to be the beneficial owner of such shares and the 420,000 shares of Common Stock issuable upon conversion of the 15,000 shares of Series B Preferred Stock held by the Trusts. Also includes 14,000 shares of Common Stock to issuable to Mr. Vinson upon exercise of options.

  Includes 1,075,000 shares of Common Stock issuable to Mr. Little upon exercise of options.
  Includes 58,000 shares of Common Stock issuable to Mr. Wappler upon exercise of options.
  Includes 180,000 shares of Common Stock issuable to Mr. McConnell upon exercise of options.
  Includes 20,000 shares of Common Stock issuable to Mr. Halter upon exercise of options.
  Includes 10,000 shares of Common Stock issuable to Mr. Miller upon exercise of options.
  Includes 46,000 shares of Common Stock issuable to Mr. Davis upon exercise of options.
  See notes (1) through (9).
  The addresses for Donald Tefertiller, Norman O. Schenk and Charles Jacob are 4425 Congressional Drive, Corpus Christi, Texas 78413, 4415 Waynesboro, Houston, Texas 77035, and P.O. Box 57, Kenner, Louisiana, respectively.

EXECUTIVE OFFICERS AND COMPENSATION

The following section sets forth the names and background of the named executive officers.

Background of Executive Officers

NAME	OFFICES HELD	AGE
David R. Little	Chairman of the Board, President and Chief Executive Officer	53
Mac McConnell	Senior Vice President/Finance, Chief Financial Officer and Secretary	51
J. Michael Wappler	Senior Vice President/Sales and Marketing	52
David C. Vinson	Senior Vice President/Operations	54

For further information regarding the background of Mr. Little, see "Information Regarding Nominees and Directors - Background of Nominees for Director".

Mac McConnell. Mr. McConnell was elected Senior Vice President/Finance and Chief Financial Officer in September 2000. From February 1998 until September 2000, Mr. McConnell served as Senior Vice President, Chief Financial Officer and a director of Transportation Components, Inc., a NYSE listed distributor of truck parts. From December 1992 to February 1998, he served as Chief Financial Officer of Sterling Electronics Corporation, a NYSE listed electronics parts distributor, which was acquired by Marshall Industries, Inc., in 1998. From 1990 to 1992, Mr. McConnell was Vice President-Finance of Interpak Holdings, Inc., a publicly traded company involved in packaging and warehousing thermoplastic resins. From 1976 to 1990, he served in various capacities, including partner, with Ernst & Young LLP.

J. Michael Wappler. Mr. Wappler was elected Senior Vice President/Sales and Marketing in October 2000. Mr. Wappler has served in various capacities with DXP since his employment in 1986, including Senior Vice President/Operations and Vice President/Corporate Development.

David C. Vinson. Mr. Vinson was elected Senior Vice President/Operations in October 2000. From 1996 until October 2000, Mr. Vinson served as Vice President/Traffic, Logistics and Inventory. Mr. Vinson has served in various capacities with DXP since his employment in 1981.

All officers of DXP hold office until the regular meeting of directors following the annual meeting of shareholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

Compensation Committee Report

The Compensation Committee is composed of Cletus Davis, Timothy Halter and Kenneth Miller. The purpose of the Compensation Committee is to review, approve and make recommendations to the Board on matters regarding the compensation of officers, directors, employees, consultants and agents of DXP and act as the administrative committee for any stock plans of DXP. The Compensation Committee makes its compensation decisions based upon its own research and analysis. The Compensation Committee has the authority to obtain advice and assistance from, and receive appropriate funding from DXP for, compensation consultants, legal, accounting and other advisors as the Compensation Committee deems necessary to carry out its duties.

The Compensation Committee believes that DXP's success depends upon a highly qualified and stable management team. DXP believes that the stability of a management team is important to its success and has adopted a strategy to (i) compensate its executive officers through a stable base salary set at a sufficiently high level to retain and motivate such officers, (ii) link a portion of their compensation to their individual and DXP's performance and (iii) provide a portion of their compensation in a manner that aligns the financial interests of DXP's executive officers with those of DXP's shareholders.

The major components of DXP's executive compensation program consist of base salary, incentive compensation tied to DXP's performance and equity participation in the form of stock ownership and stock options.

Base Salary

Base salaries for executives are influenced by both objective and subjective criteria. Salaries are determined by reviewing the executive level of responsibility, tenure, prior year compensation and effectiveness of the management team. In setting compensation levels for positions other than the Chief Executive Officer, the Compensation Committee considers recommendations from the Company's Chief Executive Officer. The Compensation Committee believes executive base salaries and incentive compensation for 2004 were reasonable based upon the duties and responsibilities of those executives.

Incentive Compensation

The Compensation Committee believes incentive compensation tied to DXP's performance is a key component of executive compensation. The incentive compensation for the executive officers ranges from 0% to 200% of the base salary portion of their annual compensation package. The Compensation Committee believes this type of incentive compensation motivates the executive to focus on the DXP's performance. Additionally, poor performance by DXP results in lower compensation for the executives.

Restricted Stock and Other Equity Based Awards

The Compensation Committee believes equity participation is a key component of the executive compensation program. Restricted stock and other equity based awards are granted to executives based upon the officer's past and anticipated contribution to the growth and profitability of DXP. The Compensation Committee also believes that the granting of restricted stock and other equity based awards enhances shareholder value by aligning the financial interests of the executive with those of the shareholders.

Chief Executive Officer's 2004 Compensation

Mr. Little's annual salary for 2004 was $300,000, an increase of $30,000 from $270,000 for 2003. Mr. Little's base compensation had not been adjusted in several years. Mr. Little's compensation program includes an incentive bonus of 5% of DXP's profit before tax. This incentive bonus amounted to $218,803 for 2004. The incentive bonus directly links a significant portion of Mr. Little's compensation to DXP's profit before tax. In recognition of the 37% increase in DXP's income before taxes in 2004 from 2003, the Compensation Committee awarded Mr. Little a discretionary bonus of $100,000 for 2004.

The undersigned members of the Compensation Committee have submitted this report to the Board.

Kenneth H. Miller, Chairman

Cletus Davis

Timothy P. Halter

Summary of Compensation

Set forth in the following table is certain compensation information concerning our Chief Executive Officer and each of our other most highly compensated executive officers as to whom the total annual salary and bonus for the fiscal year ended December 31, 2004, exceeded $100,000.

SUMMARY COMPENSATION TABLE
		ANNUAL COMPENSATION			LONG TERM COMPENSATION
NAME AND PRINCIPAL POSITION	YEAR	SALARY (1) ($)	BONUS ($)	OTHER ANNUALCOMPEN-SATION ($)(2)	SECURITIES UNDERLYING OPTIONS (#)	ALL OTHER COMPEN-SATION (3) ($)
David R. Little President and Chief Executive Officer	2004 2003 2002	348,000 276,262 279,973	318,803 225,518 131,661	39,627 -- --	-- -- 175,000	4,100 6,000 5,500
Mac McConnell Senior V.P. Finance and Chief Financial Officer	2004 2003 2002	172,395 152,408 152,389	32,820 24,195 19,749	-- -- --	-- -- --	2,988 3,016 3,447
J. Michael Wappler Senior V.P. Sales & Marketing	2004 2003 2002	140,617 125,693 126,129	65,641 48,389 39,498	-- -- --	-- -- --	1,735 1,624 3,014
David C. Vinson Senior V.P. Operations	2004 2003 2002	149,000 133,708 133,408	43,760 32,260 26,332	-- -- --	-- -- --	3,275 2,042 3,263

  Salary information includes base salary and automobile allowance. For 2004, the car allowance for Mr. Little was $48,000.

  The amount reported for Mr. Little as Other Annual Compensation includes $38,427 of expenses associated with country club memberships and $1,200 as an estimate of the incremental cost of personal use of the DXP airplane.

  Amounts of "All Other Compensation" reflect matching contributions pursuant to our 401K plan.

Stock Option Exercises and December 31, 2004 Stock Option Value Table

The following table shows certain information concerning options exercised during 2004 by the named executive officers and the number and value of unexercised options at December 31, 2004. DXP has not granted stock appreciation rights. The values of unexercised in-the-money stock options at December 31, 2004 as shown below are presented pursuant to Securities and Exchange Commission rules. Any amount realized upon exercise of stock options will depend upon the market price of DXP common stock at the time the stock option is exercised. There is no assurance that the values of unexercised in-the-money options reflected in this table will be realized.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at FY-End ($) (1) Exercisable/Unexercisable
David R. Little	--	--	1,075,000/--	$3,469,750/--
Mac McConnell	--	--	180,000/20,000	$619,200/$68,800
David C. Vinson	25,000	76,295	29,000/--	$81,990/--
J. Michael Wappler	--	--	58,000/--	$208,980/--
(1) Closing price of Common Stock on December 31, 2004 ($4.81) less exercise price

 Stock Performance

The following performance graph compares the performance of DXP Common Stock to the Dow Jones Industrial Services Index, the NASDAQ Industrial Index and the NASDAQ Composite (US). The graph assumes that the value of the investment in DXP Common Stock and in each index was $100 at December 31, 1999, and that all dividends were reinvested.

As of December 31, 2003, Dow Jones discontinued the Dow Jones Industrial Services Index previously used by DXP. Because the Dow Jones Industrial Services Index was discontinued, information as to that index was calculated based on the performance of its constituent companies during 2004. DXP has selected as a replacement the NASDAQ Industrial Index.
Total Return Analysis
	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
DXP Enterprises	$100	$26	$45	$45	$168	$197
DJ Industrial Services	$100	$64	$65	$48	$59	$67
Nasdaq Composite	$100	$61	$48	$33	$49	$54
Nasdaq Industrial	$100	$67	$63	$47	$73	$84

EQUITY COMPENSATION TABLE

The following table provides information regarding shares covered by the Company's equity compensation plans as of December 31, 2004:
Plan Category	Number of Shares to be Issued on Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	806,567		$ 2.11	582,433	(1)
Equity compensation plans not approved by shareholders	916,800	(2)	$1.71	N/A
Total	1,723,367		$ 1.90	582,433

  Included are 115,000, 65,990 and 401,443 shares that may be issued under the DXP Enterprises, Inc. Director Stock Option Plan, the DXP Enterprises, Inc. Long-term Incentive Plan and the DXP Enterprises, Inc. 1999 Employee Stock Option Plan, respectively.

  Included are shares which may be issued under five grants of options. All of the options are fully vested. Options to purchase 800,000 shares at $1.80 per share, 48,800 at $1.48 per share, 50,000 shares at $0.65 per share, 9,000 shares at $1.23 per share and 9,000 shares at $1.23 per share expire in 2005, 2005, 2006, 2011 and 2011, respectively.

Compensation of Directors

DXP pays each non-employee director $2,000 per committee or Board meeting attended, not to exceed $2,000 in the event two or more meetings occur on the same day. In addition, DXP reimburses travel expenses relating to service as a director. In 2004, Messrs. Davis, Halter and Miller each received $8,000 for attendance at board and committee meetings.

Employment Agreements

The Company has entered into an employment agreement (the "Little Employment Agreement"), effective January 1, 2004, as amended, with Mr. Little. The Little Employment Agreement is for a term of three years, renewable annually for a term to extend three years from such renewal date. The Little Employment Agreement provides for compensation in a minimum amount of $300,000 per annum, to be reviewed at least annually for possible increases, monthly bonuses equal to 5% of the profit before tax of DXP as shown on the books and records of DXP at the end of each month, a $4,000 per month car allowance, and other perquisites in accordance with DXP policy. In the event Mr. Little terminates his employment for "Good Reason" (as defined therein), or is terminated by the Company for other than "Good Cause" (as defined therein), Mr. Little would receive a cash lump sum payment equal to the sum of (i) the base salary for the remainder of the employment period under the Little Employment Agreement, (ii) an amount equal to the sum of the most recent 12 months of bonus paid to him, (iii) two times the sum of his current annual base salary plus the total of the most recent 12 months of bonuses, (iv) all compensation previously deferred and any accrued interest thereon, and any accrued vacation pay not yet paid by the Company, and (v) continuation of benefits under the Company's benefit plans for the current employment period. Mr. Little is also entitled under the Little Employment Agreement to certain gross-up payments if an excise tax is imposed pursuant to Section 4999 of the Code, which imposes an excise tax on certain severance payments in excess of three times an annualized compensation amount following certain changes in control or any payment of distribution made to him.

DXP has entered into an employment agreement (the "McConnell Employment Agreement"), effective as of October 1, 2000, with Mr. McConnell. The McConnell Employment Agreement is for a term of one year, renewable automatically for a one-year term. The McConnell Employment Agreement provides for (i) base salary ("Salary") in the minimum amount of $150,000 per annum, and (ii) other perquisites in accordance with DXP policy. The McConnell Employment Agreement provides for a bonus: Mr. McConnell is entitled to a quarterly bonus of three quarters of one percent of the quarterly profit before tax of DXP, excluding sales of fixed assets and extraordinary items. The aggregate of the quarterly bonuses in any one year may not exceed twice the annual base salary. In the event Mr. McConnell terminates his employment for "Good Reason" (as defined therein), or is terminated by DXP for other than "Cause" (as defined therein), he would receive (i) 12 monthly payments each equal to one month of the current Salary, (ii) a termination bonus equal to the previous four quarterly bonuses and (iii) any other payments due through the date of termination. In the event Mr. McConnell dies, becomes disabled, or terminates the McConnell Employment Agreement with notice or the McConnell Employment Agreement is terminated by DXP for Cause, Mr. McConnell or Mr. McConnell's estate, as applicable, would receive all payments then due him under the McConnell Employment Agreement through the date of termination.

Benefit Plans

Long-Term Incentive Plan

In August 1996, DXP established the Long-Term Incentive Plan (the "LTIP"). The LTIP provides for the grant of stock options (which may be non-qualified stock options or incentive stock options for tax purposes), stock appreciation rights issued independent of or in tandem with such options, restricted stock awards and performance awards to certain key employees. The LTIP is administered by the Compensation Committee.

As of January 1 of each year the LTIP is in effect, if the total number of shares of Common Stock issued and outstanding, not including any shares issued under the LTIP, exceeds the total number of shares of Common Stock issued and outstanding as of January 1 of the preceding year, the number of shares available will be increased by an amount such that the total number of shares available for issuance under the LTIP equals 5% of the total number of shares of Common Stock outstanding, not including any shares issued under the LTIP. Lapsed, forfeited or canceled awards will not count against these limits. Cash exercises of SARs and cash settlement of other awards will also not be counted against these limits but the total number of SARs and other awards settled in cash shall not exceed the total number of shares authorized for issuance under the LTIP (without reduction for issuances). Based on the common shares presently outstanding, 330,000 shares are authorized to be issued under the LTIP, but no grants were awarded in 2004. At May 25, 2005, 65,990 shares were available for grant under the LTIP. Subject to and effective upon the approval of the 2005 Restricted Stock Plan by the DXP shareholders, no future grants of awards will be made under the LTIP.

Employee Stock Option Plan

The Board of Directors and shareholders approved the Employee Stock Option Plan in 1999. The purpose of the Employee Stock Option Plan is to provide those persons who have substantial responsibility for the management and growth of DXP with additional incentives by increasing their ownership interests in DXP. Individual awards under the Employee Stock Option Plan may take the form of either incentive stock options or non-qualified stock options, the value for which is based in whole or in part upon the value of the Common Stock.

The Compensation Committee administers the Employee Stock Option Plan and selects the individuals who will receive awards and establishes the terms and conditions of those awards. The maximum number of shares of Common Stock authorized under the Employee Stock Option Plan is 900,000. No grants were awarded in 2004. At May 25, 2005, 401,443 shares were available for grant under the Employee Stock Option Plan. Subject to and effective upon the approval of the 2005 Restricted Stock Plan by the DXP shareholders, no future grants of awards will be made under the LTIP.

Non-Employee Director Stock Option Plan

The Board adopted the Non-Employee Director Stock Option Plan on April 19, 1999, which was approved by the shareholders on June 8, 1999. In March 2005 the Board of Directors amended the Non-Employee Director Stock Option Plan to change the date of the automatic grant from July 1 to May 15. The Non-Employee Director Stock Option Plan, as amended, provides for (i) the grant of options to purchase 5,000 shares of Common Stock to any new non-employee director on the date of his or her election and (ii) the automatic annual grant on May 15 of options to purchase 10,000 shares of Common Stock to non-employee directors. DXP currently has three non-employee directors, each of whom is eligible to receive grants under the Non-Employee Director Stock Option Plan. Under the terms of the Non-Employee Director Stock Option Plan, the exercise price of each option will be the closing sale price of the Common Stock on the date of the grant. Under the Non-Employee Director Stock Option Plan, an aggregate of 200,000 shares of Common Stock have been authorized and reserved for issuance to non-employee directors. At May 25, 2005, 67,000 shares were available for grant under the Non-Employee Director Stock Option Plan. Subject to and effective upon the approval of the 2005 Restricted Stock Plan by the DXP shareholders, no future grants of awards will be made under the Non-Employee Director Stock Option Plan.

For the fiscal year ended December 31, 2004, Messrs. Davis, Halter, and Miller each received an option on July 1, 2004 to purchase 10,000 shares of DXP Common Stock, pursuant to the Non-Employee Director Stock Option Plan.

Certain Relationships and Related Transactions

A company wholly owned by Mr. Wappler is reimbursed by DXP for Mr. Wappler's and other DXP employees' business use of a plane owned and operated by such company. During 2004, DXP reimbursed such company for an aggregate of $17,325 for business use of the plane during 2004.

Mr. Vinson is the trustee of three trusts for the benefit of Mr. Little's children, each of which holds 544,059 shares of Common Stock and 5,000 shares of Series B Preferred Stock. Mr. Vinson exercises sole voting and investment power over the shares held by such trusts.

Mr. Little has personally guaranteed up to $500,000 of the obligations of DXP under its credit facility.

Prior to 2002, the Board had approved DXP making advances and loans to Mr. Little. During 2001 the advances and loans to Mr. Little were consolidated into three notes receivable, each bearing a fixed rate of interest of 3.97 percent per annum and due December 30, 2010. Accrued interest is due annually. On March 31, 2004 and as approved by the Board, DXP exchanged two of the notes receivable from Mr. Little with a face value of $338,591, including accrued interest, for 80,619 shares of Common Stock held by three trusts for the benefit of Mr. Little's children. The shares were valued at the $4.20 per share closing market price on March 31, 2004. The total balance of the notes was $880,000 and $1,239,000 at December 31, 2004 and 2003, respectively. During 2004 Mr. Little paid $35,878 of accrued interest and $23,736 of principal to DXP. The largest aggregate balance of the notes outstanding during 2004 was $1,239,000. The balance of the notes outstanding at May 25, 2005 was $880,000. The note is partially secured by 224,100 shares of Common Stock and options to purchase 800,000 shares of Common Stock.

Audit Committee Report

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of DXP's financial statements, DXP's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence and the performance of DXP's independent auditors. The Audit committee manages DXP's relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from DXP for such advice and assistance.

DXP's management has primary responsibility for preparing DXP's financial statements and DXP's financial reporting process. DXP's independent auditors, Hein & Associates LLP, are responsible for expressing an opinion on the conformity of DXP's audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee hereby reports as follows:

  The Audit Committee has reviewed and discussed the audited financial statements with DXP's management.

  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees") and has discussed with the independent auditors the independent auditors' independence.

  Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in DXP's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board.

Cletus Davis, Chairman

Timothy P. Halter

Kenneth H. Miller

PRINCIPAL AUDITOR FEES AND SERVICES

Hein & Associates LLP ("Hein") served as independent auditors for the fiscal year ended December 31, 2004. Hein has been engaged by the Audit Committee to review DXP's unaudited interim financial information before DXP files its Forms 10-Q during 2005. The Audit Committee expects to engage Hein as independent auditors for the year ended December 31, 2005 at its Audit Committee Meeting in August 2005. Representatives of Hein are expected to be present at the annual meeting of shareholders, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

 Fees Incurred by DXP for Hein & Associates LLP

The following table shows the fees paid or accrued by DXP for the audit and other services provided by Hein & Associates LLP for fiscal 2003 and 2004.

	2003	2004
Audit Fees (1)	$97,500	$102,500
Audit-Related Fees	--	--
Tax Fees (2)	40,890	38,297
All Other Fees	--	--
Total	$138,390	$140,797

The Audit Committee considers the provision of services by Hein not related to the audit of DXP's financial statements and the review of DXP's interim financial statements when evaluating Hein's independence.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by DXP's independent auditors and associated fees up to a maximum for any one non-audit service of $10,000, provided that the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting. During 2004 all audit-related and non-audit services were pre-approved by the Audit Committee.
_______________________________

  Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2) Tax fees represent fees for professional services provided in connection with federal and state tax compliance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires DXP's officers, directors and persons who own more than 10% of a registered class of DXP equity securities to file statements on Form 3, Form 4, and Form 5 with the Securities and Exchange Commission regarding ownership. Officers, directors and greater than 10% stockholders are required by the regulation to furnish us with copies of all Section 16(a) reports which they file. Based solely on a review of copies of such reports furnished to us we believe that all filing requirements were met during the fiscal year ended December 31, 2004.

PROPOSALS FOR NEXT ANNUAL MEETING

Any proposals of shareholders intended to be included in DXP's proxy statement for the 2006 Annual Meeting of Shareholders must be received by DXP at its principal executive offices, 7272 Pinemont, Houston, Texas 77040, no later than February 20, 2006, in order to be included in the proxy statement and form of proxy relating to that meeting.

For any proposal of a shareholder intended to be presented at the 2006 Annual Meeting of Shareholders but not included in DXP's proxy statement for such meeting, the shareholder must provide notice to DXP of the proposal no later than May 5, 2006. These requirements are separate and apart from and in addition to the requirements of federal securities laws with which a shareholder must comply to have a shareholder proposal included in DXP's Proxy Statement under Rule 14a-8 of the Securities Exchange Act of 1934.

OTHER MATTERS

We know of no other matters that may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

The cost of solicitation of proxies in the accompanying form will be paid by DXP. In addition to solicitation by use of the mails, certain directors, officers or employees, who will not receive any additional compensation for the solicitation of proxies, may solicit the return of proxies by telephone, telegram or personal interview.

APPENDIX A

DXP Enterprises, Inc.
2005 Restricted Stock Plan

TABLE OF CONTENTS

ARTICLE 1 Establishment, Purpose, and Duration 1

ARTICLE 2 Definitions 1

ARTICLE 3 Administration 5

ARTICLE 4 Shares Subject to the Plan and Maximum Awards 5

ARTICLE 5 Eligibility and Participation 6

ARTICLE 6 Restricted Stock and Restricted Stock Units 6

ARTICLE 7 Performance Units/Performance Shares 8

ARTICLE 8 Other Stock-Based Awards 9

ARTICLE 9 Performance Measures 10

ARTICLE 10 Nonemployee Director Awards 11

ARTICLE 11 Beneficiary Designation 11

ARTICLE 12 Rights of Participants 11

ARTICLE 13 Change of Control 12

ARTICLE 14 Amendment, Modification, Suspension, and Termination 12

ARTICLE 15 Withholding 12

ARTICLE 16 Successors 13

ARTICLE 17 General Provisions 13

DXP Enterprises, Inc.
2005 Restricted Stock Plan

ARTICLE 1

Establishment, Purpose, and Duration

1.1 Establishment. DXP Enterprises, Inc., a Texas corporation (hereinafter referred to as the "Company"), establishes an equity incentive compensation plan to be known as the 2005 Restricted Stock Plan (hereinafter referred to as the "Plan"), as set forth in this document.

The Plan permits the grant of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards. The Plan is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

Subject to approval by the Company's shareholders, the Plan will become effective as of July 15, 2005 (the "Effective Date").

1.2 Purpose of the Plan. The purpose of the Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become Employees or serve as Directors or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions.

ARTICLE 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 "Affiliate" means any corporation, partnership, limited liability company or partnership, association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2 "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 4.3.

2.3 "Award" means, individually or collectively, a grant under this Plan of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4 "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6 "Board" or "Board of Directors" means the Board of Directors of the Company.

2.7 "Change of Control," for all purposes of this Plan, means the occurrence of any one or more of the following events following the date on which the applicable Award is granted:

(a) a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) shall be filed with the Securities and Exchange Commission pursuant to the Exchange Act and that report discloses that any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock;

(b) any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any Voting Stock (or any securities convertible into Voting Stock) and, immediately after consummation of that purchase, that person is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock (such person's beneficial ownership to be determined, in the case of rights to acquire Voting Stock, pursuant to paragraph (d) of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act);

(c) the consummation of:

(i) a merger, consolidation or reorganization of the Company with or into any other person if as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such merger, consolidation or reorganization are held in the aggregate by the holders of outstanding Voting Stock immediately prior to such merger, consolidation or reorganization;

(ii) any sale, lease, exchange or other transfer of all or substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the holders of outstanding Voting Stock immediately prior to such sale, lease, exchange or other transfer; or

(iii) a transaction immediately after the consummation of which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act) would be the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of more than 50 percent of the outstanding Voting Stock;

(iv) the stockholders of the Company approve the dissolution of the Company; or

(v) during any period of 12 consecutive months, the individuals who at the beginning of that period constituted the Board shall cease to constitute a majority of the Board, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a two-thirds majority of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

2.8 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9 "Committee" means the compensation committee of the Board, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be Nonemployee Directors and Outside Directors appointed from time to time by and shall serve at the discretion of the Board.

2.10 "Company" means DXP Enterprises, Inc., a Texas corporation, and any successor thereto as provided in ARTICLE 16 herein.

2.11 "Covered Employee" means a Participant who is a "covered employee," as defined in section 162(m) of the Code and the regulations promulgated under section 162(m) of the Code, or any successor statute.

2.12 "Director" means any individual who is a member of the Board of Directors of the Company.

2.13 "Disability" means a mental or physical disability of the Participant which, in the opinion of a physician selected by the Committee, (i) shall prevent the Participant from adequately performing his services as an Employee, Third Party Service Provide or Director and (ii) can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months.

2.14 "Effective Date" has the meaning set forth in Section 1.1.

2.15 "Employee" means any employee of the Company, its Affiliates, and/or Subsidiaries.

2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17 "Extraordinary Items" means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company's annual report.

2.18 "Fair Market Value" or "FMV" means on the date in question (a) the closing price of the Stock on that date (or, if there was no sale on such date, the next preceding date on which there was such a sale) on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, an amount as determined by the Committee in its sole discretion.

2.19 "Insider" shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.20 "Net Income" means the consolidated net income after taxes for the Plan Year, as reported in the Company's annual report to shareholders or as otherwise reported to shareholders.

2.21 "Nonemployee Director" means a Director who is not an Employee.

2.22 Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to ARTICLE 8.

2.23 "Outside Director" means a member of the Board who qualifies as an outside director as defined for purposes of section 162(m) of the Code.

2.24 "Participant" means any eligible person as set forth in ARTICLE 5 to whom an Award is granted.

2.25 "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.26 "Performance Measures" means measures as described in ARTICLE 9 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.27 "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.28 "Performance Share" means an Award granted to a Participant, as described in ARTICLE 7.

2.29 "Performance Unit" means an Award granted to a Participant, as described in ARTICLE 7.

2.30 "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in ARTICLE 6.

2.31 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.32 "Plan" means the DXP Enterprises, Inc. 2005 Restricted Stock Plan.

2.33 "Plan Year" means the calendar year.

2.34"Restriction Period" means the period of time that a Restricted Stock or Restricted Unit Award is subject to restrictions as specified by the Committee pursuant to ARTICLE 6.

2.35 "Restricted Stock" means an Award granted to a Participant pursuant to ARTICLE 6.

2.36 "Restricted Stock Unit" means an Award granted to a Participant pursuant to ARTICLE 6, except no Shares are actually awarded to the Participant on the date of grant.

2.37 "Retire" or "Retirement" means the, in the case of an Employee, the termination of the Employee's employment relationship with the Company and all Affiliates after attaining the age of 65, and, in the case of a Director, cessation of the Director's services as a Director after completing either six full terms or six years of service as a Director.

2.38 "Share" means a share of Stock.

2.39 "Stock" means the common stock of the Company, $.01 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.40 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.41 "Third Party Service Provider" means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

2.42 "Voting Stock" means Shares the holders of which are entitled to vote for the election of directors, but excluding Shares entitled to so vote only upon the occurrence of a contingency unless that contingency shall have occurred.

ARTICLE 3

Administration

3.1 General. The Committee shall be responsible for administering the Plan, subject to this Article and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to ARTICLE 14, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

ARTICLE 4

Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the "Share Authorization") is three hundred thousand (300,000) shares.

4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan. If any Shares subject to an Award are withheld by the Company for income or employment taxes, the Shares, shall not become available for grant under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.3 Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits") shall apply to grants of such Awards under the Plan:

(a) Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be twenty thousand (20,000) Shares plus the amount of the Participant's unused applicable Annual Award Limit for Restricted Stock or Restricted Stock Units as of the close of the previous Plan Year.

(b) Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be twenty thousand (20,000) Shares, or equal to the value of twenty thousand (20,000) Shares determined as of the date of vesting or payout, as applicable, plus the amount of the Participant's unused applicable Annual Award Limit for Performance Units or Performance Shares as of the close of the previous Plan Year.

(c) Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 8.1 in any one Plan Year to any one Participant shall be twenty thousand (20,000) Shares, or equal to the value of twenty thousand (20,000) Shares determined as of the date of vesting or payout, as applicable, plus the amount of the Participant's unused applicable Annual Award Limit Other Stock-Based Awards as of the close of the previous Plan Year.

4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of ARTICLE 14, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

ARTICLE 5

Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6

Restricted Stock and Restricted Stock Units

6.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

6.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

6.3 Transferability. Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

6.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), at the close of the Restriction Period, or as soon as practicable thereafter, Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine; provided, however, that, unless expressly provided in an Award Agreement and the requirements of section 409A of the Code are satisfied, such payment shall be made no later than 2.5 months following the end of the calendar year in which all conditions and restriction applicable to the Units have been satisfied or lapse.

6.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 6.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the DXP Enterprises, Inc. 2005 Restricted Stock Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from DXP Enterprises, Inc.

6.6 Rights as Stockholder. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock. A Participant shall have no voting or dividend rights with respect to any Restricted Stock Units granted hereunder.

6.7 Termination of Employment. Subject to Section 6.8, each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

6.8 Minimum Vesting. Except for certain limited situations (including the death, Disability or Retirement of the Participant, or a Change of Control), or special circumstances determined by the Committee (such as the achievement of performance objectives) Restricted Stock Awards or Restricted Stock Units subject solely to continued employment restrictions of Employees shall have a Restriction Period of not less than three years from date of grant (but permitting pro rata vesting over such time); provided, that the provisions of this Section shall not be applicable to any grants to new hires to replace forfeited awards from a prior employer, grants of Restricted Stock in payment of Performance Awards, or grants to Nonemployee Directors. Subject to the foregoing three-year minimum vesting requirement, the Committee may, in its sole discretion and subject to the limitations imposed under section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award intended to comply with the performance-based exception under section 162(m) of the Code, waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate.

6.9 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under section 83(b) of the Code. If a Participant makes an election pursuant to section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 7

Performance Units/Performance Shares

7.1 Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

7.2 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

7.3 Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

7.4 Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided, however, that, unless expressly provided in an Award Agreement and the requirements of section 409A of the Code are satisfied, such payment shall be made no later than 2.5 months following the end of the calendar year which contains the close of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

7.5 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.6 Nontransferability. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, a Participant's rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8

Other Stock-Based Awards

8.1 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

8.2 Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

8.3 Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines; provided, however, that, unless expressly provided in an Award Agreement and the requirements of section 409A of the Code are satisfied, no later than 2.5 months following the end of the calendar year in which any restrictions lapse or performance goals are met.

8.4 Termination of Employment. Subject to Section 8.5, the Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.5 Minimum Vesting. Except for certain limited situations (including the death, Disability or Retirement of the Participant or a Change of Control), Other Stock Unit Awards subject solely to continued employment restrictions of employees of the Company or any Subsidiary shall be subject to restrictions imposed by the Committee for a period of not less than three years from date of grant (but permitting pro rata vesting over such time); provided, that such restrictions shall not be applicable to any grants of Other Stock Unit Awards in payment of Performance Awards.

8.6 Nontransferability. Except as otherwise determined by the Committee, no Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant. With respect to those Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

ARTICLE 9

Performance Measures

9.1 Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share;

(c) Net sales growth;

(d) Net operating profit;

(e) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(l) Share price (including, but not limited to, growth measures and total shareholder return);

(k) Expense targets;

(l) Margins;

(m) Operating efficiency;

(n) Market share; and

(o) Customer satisfaction.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article.

9.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of section 162(m) of the Code for deductibility.

9.3 Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

9.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of section 162(m) of the Code and base vesting on Performance Measures other than those set forth in Section 9.1.

ARTICLE 10

Nonemployee Director Awards

10.1 Automatic Nonemployee Director Awards. Subject to the terms and provisions of the Plan, each Non-Employee Director who is a director of the Company on any July 1 while this Plan is in effect shall be granted on each such July 1 three thousand (3,000) Shares of Restricted Stock.

10.2 Lapse of Restrictions.

(a) Generally. On the June 30 following the date of the grant of a Restricted Stock Award to a Nonemployee Director pursuant to Section 10.1, the restrictions on 100 percent of the Shares issued under the Award shall lapse so that on the anniversary of the date of grant, the Shares subject to the Award shall be 100% vested.

(b) Cessation of Service. If a Nonemployee Director ceases to be a director of the Company for any reason other than his death, Disability or Retirement, any Restricted Stock Award granted to such Nonemployee Director pursuant to Section 10.1 that is then-restricted shall be immediately forfeited. If the Nonemployee Director ceases to be a director of the Company due to his death, Disability or Retirement, all restrictions on his Restricted Stock Awards granted pursuant to Section 10.1 shall immediately lapse.

ARTICLE 11

Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12

Rights of Participants

12.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Director or Third Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to ARTICLES 3 and 14, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

12.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

12.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 13

Change of Control

13.1 Change of Control of the Company. Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement:

(a) Any Restriction Period and restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse;

(b) the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares, shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control;

(c) the vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control; and

      to the extent permitted under Section 409A of the Code and unless otherwise provided in an Award Agreement, all Awards shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control; provided that the Committee has the authority in its sole discretion to pay all or any portion of the value of any Shares distributable in cash.

ARTICLE 14

Amendment, Modification, Suspension, and Termination

14.1 Amendment, Modification, Suspension, and Termination. Subject to Section 14.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

    Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 15

Withholding

15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

15.2 Share Withholding. With respect to withholding required upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to, but not more than, the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. In the event a Participant exercises an election under this Section and only satisfies the minimum statutory withholding requirement imposed on the relevant transaction in part, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the remaining amount of the required minimum statutory withholding amount.

ARTICLE 16

Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 17

General Provisions

17.1 Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy section 409A of the Code shall be amended to comply with section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under section 409A of the Code.

17.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

17.3 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

17.4 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

17.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.6 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.7 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

    Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

17.8 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.9 Investment Representations. The Committee may require any person receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

17.10 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b) Determine which Employees, Directors and/or Third Party Service Providers outside the United States are eligible to participate in the Plan;

(c) Modify the terms and conditions of any Award granted to Employees, Directors and/or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

17.11 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

17.12 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, and/or its Subsidiaries, and/or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

17.13 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

17.14 Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.

17.15 Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

17.16 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

17.17 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Texas, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

17.18 Indemnification. Each person who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with ARTICLE 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

DXP ENTERPRISES, INC.

PROXY - ANNUAL MEETING OF SHAREHOLDERS

July 15, 2005

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned holder of Preferred Stock of DXP Enterprises, Inc. ("DXP") hereby appoints David R. Little and Mac McConnell, or either of them, proxies of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of DXP to be held on Friday, July 15, 2005, at 9:00 a.m., Central Daylight time, at the offices of DXP, 7272 Pinemont, Houston, Texas 77040, and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

Please mark, sign, date and return to DXP Enterprises, Inc., Attention Mac McConnell, 7272 Pinemont, Houston, Texas, 77040.

(1) ELECTION OF DIRECTORS:
FOR all of the nominees listed below [ ] (except as indicated to the contrary below)	WITHHOLD AUTHORITY [ ] to vote for election of directors
NOMINEES: David R. Little, Cletus Davis, Timothy P. Halter, and Kenneth H. Miller.
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.) __________________________________________________
(2) Approval of 2005 Restricted Stock Plan: For [ ] Against [ ] Abstain [ ]

(3) In their discretion, the above-named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR the election of the director nominees named in Item 1, or if any one or more of the nominees becomes unavailable, FOR another nominee or other nominees to be selected by the Board of Directors, and FOR the proposal set forth in Item 2. If any other matter should be presented properly, this proxy will be voted in accordance with the direction of the persons named herein.

Signature of Shareholder(s):	Date: __________________, 2005
Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator trustee or guardian, please give your full title as such.

DXP ENTERPRISES, INC.

PROXY - ANNUAL MEETING OF SHAREHOLDERS

July 15, 2005

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned holder of Common Stock of DXP Enterprises, Inc. ("DXP") hereby appoints David R. Little and Mac McConnell, or either of them, proxies of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of DXP to be held on Friday, July 15, 2005, at 9:00 a.m., Central Daylight time, at the offices of DXP, 7272 Pinemont, Houston, Texas 77040, and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

Please mark, sign, date and return in the enclosed envelope, which requires no postage if mailed in the United States.

(continued and to be signed on other side)

(1) ELECTION OF DIRECTORS:
FOR all of the nominees listed below [ ] (except as indicated to the contrary below)	WITHHOLD AUTHORITY [ ] to vote for election of directors
NOMINEES: David R. Little, Cletus Davis, Timothy P. Halter, and Kenneth H. Miller.
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.) __________________________________________________
(2) Approval of 2005 Restricted Stock Plan: For [ ] Against [ ] Abstain [ ]

(3) In their discretion, the above-named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR the election of the director Nominees named in Item 1, or if any one or more of the nominees becomes unavailable, FOR another Nominee or other nominees to be selected by the Board of Directors, and FOR the proposal set forth in Item 2. If any other matter should be presented properly, this proxy will be voted in accordance with the direction of the persons named herein.

Signature of Shareholder(s):	Date: _______________, 2005
Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.